UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 8, 2025
Date of Report (Date of earliest event reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 East Mossy Oaks Road, Spring, TX	77389
(Address of principal executive offices)	(Zip code)

(678) 259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
7.625% Series C Mandatory Convertible Preferred Stock, par value $0.01 per share	HPEPrC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On September 8, 2025, Hewlett Packard Enterprise Company (the “Company”) launched and priced an offering of $900,000,000 in aggregate principal amount of the Company’s 4.050% Notes due 2027, $300,000,000 in aggregate principal amount of the Company’s Floating Rate Notes due 2028, $850,000,000 in aggregate principal amount of the Company’s 4.150% Notes due 2028 and $850,000,000 in aggregate principal amount of the Company’s 4.400% Notes due 2030 (collectively, the “Notes”) pursuant to an underwriting agreement dated September 8, 2025 (the “Underwriting Agreement”) among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and NatWest Markets Securities Inc., as representatives of the several underwriters listed on Schedule 1 thereto.

The offer and sale of each series of Notes has been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (No. 333-276221), filed with the Securities and Exchange Commission (the “SEC”) and automatically effective on December 22, 2023. The Notes offering is expected to close on September 15, 2025, subject to customary closing conditions.

Each series of Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness from time to time outstanding.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated September 8, 2025, by and among Hewlett Packard Enterprise Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and NatWest Markets Securities Inc., as representatives of the several underwriters named therein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of the Company and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “expect”, “will”, “intend” and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to statements regarding the closing of the sale of the Notes, the ranking of the Notes and any statements of assumptions underlying any of the foregoing. Risks, uncertainties, and assumptions include the competitive pressures faced by the Company’s businesses; risks associated with executing the Company’s strategy; the impact of macroeconomic and geopolitical trends and events, including but not limited to those mentioned above; the need to effectively manage third-party suppliers and distribute the Company’s products and services; the protection of the Company’s intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former parent; risks associated with the Company’s international operations (including from geopolitical events, such as those mentioned above); the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution of the Company’s transformation and mix shift of its portfolio of offerings; the execution and performance of contracts by the Company and its suppliers, customers, clients, and partners, including any impact thereon resulting from macroeconomic or geopolitical events, such as those mentioned above; the hiring and retention of key employees; the execution, integration, consummation, and other risks associated with business combination, disposition, and investment transactions, including but not limited to the risks associated with the disposition of H3C Technologies Co., Limited shares and the receipt of proceeds therefrom and successful integration of Juniper, including our ability to implement our plans and forecasts and realize our anticipated financial and operational benefits with respect to the consolidated business; the execution, timing, and results of any cost reduction program, including estimates and assumptions related to the costs and anticipated benefits of implementing such plan; the impact of changes to privacy, cybersecurity, environmental, global trade, and other governmental regulations; changes in our product, lease, intellectual property, or real estate portfolio; the payment or non-payment of a dividend for any period; the efficacy of using non-GAAP, rather than GAAP, financial measures in business projections and planning; the judgments required in connection with determining revenue recognition; impact of company policies and related compliance; utility of segment realignments; allowances for recovery of receivables and warranty obligations; provisions for, and resolution of, pending investigations, claims, and disputes; the impacts of legal and regulatory changes and related guidance; and other risks that are described herein, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2024 and that are otherwise described or updated from time to time in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and in other filings made by the Company from time to time with the SEC. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

	By:	/s/ David Antczak
	Name:	David Antczak
	Title:	Senior Vice President, General Counsel and Corporate Secretary

DATE: September 10, 2025